UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2018

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 29, 2018, Centric Brands Inc., a Delaware corporation (f/k/a Differential Brands Group Inc., the “Company”) amended and restated its Code of Business Conduct and Ethics in its entirety (as amended and restated, the “Code”). The Code applies to all employees, executive officers and directors of the Company, as well as any consultants the Company may retain, and constitutes a “code of ethics” as such term is defined in Item 406(b) of Regulation S-K. The updates to the Code included an additional code of ethics for senior financial officers of the Company.

Item 7.01	Regulation FD Disclosure

On October 29, 2018, the CUSIP for the Company’s common stock, par value $0.10 per share (the “Common Stock”) changed to 15644G104 in connection with the Company changing its name to Centric Brands, Inc.

The Common Stock, which trades on The Nasdaq Global Select Market, ceased trading under the ticker symbol “DFBG” at the close of the market on November 1, 2018, and commenced trading under the ticker symbol “CTRC” on the morning of November 2, 2018.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act. The information contained in this Item 7.01 shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Items

Plan Amendment

The amendment (the “Plan Amendment”) to the Company’s 2016 Stock Incentive Compensation Plan (the “2016 Plan”) to increase the reservation of the total shares available for issuance under the 2016 Plan to 12,725,963 shares of Common Stock became effective as of October 29, 2018.

A copy of the 2016 Plan and the Plan Amendment are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Updating Risk Factors

The Company is filing the risk factors below for the purpose of supplementing and updating the risk factor disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission on April 2, 2018.

We may be unable to integrate the Business with ours successfully and realize the anticipated benefits of the Acquisition.

The Acquisition materially changed the nature of our business. We intend to continue to engage in our historic branded operating business, but our primary business is a brand licensee model. Although we expect to receive synergistic benefits from acting as both a brand operator/licensor and licensee, the anticipated benefits we expect from the Acquisition are, necessarily, based on projections and assumptions about the combined businesses of the Company and the Business, which may not materialize as expected or which may prove to be inaccurate. The value of our Common Stock could be adversely affected if we are unable to realize the anticipated benefits from the Acquisition on a timely basis or at all. Achieving the benefits of the Acquisition will depend, in part, on our ability to integrate the Business successfully and efficiently with our business. The challenges and risks involved in this integration, which will be complex and time-consuming, include the following:

•	successfully managing relationships and retaining our key customers, suppliers, licensors, partners and employees;

•	the inability to successfully integrate the Business with ours in a manner that permits us to achieve the synergies and other benefits anticipated to result from the Acquisition;

•	the challenge of integrating human resources, logistics, information, communication and other systems in a manner that minimizes any adverse impact on customers, suppliers, licensors, partners, employees and other constituencies;

•	diversion of the attention of our and GBG’s management and other key employees;

•	the challenge of integrating the workforces of the two companies;

•	disruption of, or the loss of momentum in, our ongoing business;

•	unforeseen increased expenses or delays associated with the Acquisition, including transition costs to integrate the two businesses that may exceed the costs that we currently anticipate;

•	the increased scale of our operations resulting from the Acquisition;

•	assumption of liabilities not identified in due diligence; and

•	other unanticipated issues, expenses and liabilities.

If we do not successfully manage these issues and the other challenges inherent in integrating the Business, then we may not achieve the anticipated benefits of the Acquisition and our revenue, expenses, operating results and financial condition could be materially adversely affected.

We have a significant amount of indebtedness and will incur additional indebtedness to finance the Acquisition, which could adversely affect our financial performance and impact our ability to service our indebtedness.

As of June 30, 2018, we had approximately $81.9 million in outstanding indebtedness. In connection with the closing of the Acquisition, the Company also incurred $25 million in aggregate principal amount of indebtedness under the new Convertible Notes, as well as approximately $1,338 million in aggregate principal amount of indebtedness under the new Credit Agreements. Additionally, in connection with the Acquisition, the Company entered into the Receivables Facility.

Subject to certain restrictions to be contained in the agreements governing the Credit Agreements, the Company may incur additional indebtedness in the future.  The high level of indebtedness of the Company could have important consequences for the Company and significant effects on the business of the Company and its subsidiaries.  For example, the level of indebtedness of the Company and the terms of the debt agreements governing such indebtedness:

•	requires a substantial portion of our cash flows from operations be used for the payment of interest on our debt, thereby reducing the funds available to us for our operations or other capital needs;

•	limits our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate because our available cash flow after paying principal and interest on our debt may not be sufficient to make the capital and other expenditures necessary to address these changes;

•	increases our vulnerability to general adverse economic and industry conditions because, during periods in which we experience lower earnings and cash flow, we will be required to devote a proportionally greater amount of our cash flow to paying principal and interest on our debt;

•	limits our ability to obtain additional financing in the future to fund working capital, acquisitions and general corporate requirements, particularly if (1) the ratings assigned to our debt securities by nationally recognized credit rating organizations are revised downward or (2) we seek capital during periods of turbulent or unsettled market conditions;

•	places us at a competitive disadvantage to other relatively less leveraged competitors that have more cash flow available to fund working capital, acquisitions, share repurchases, dividend payments and general corporate requirements;

•	with respect to any borrowings we make at variable interest rates, including under our proposed senior secured credit facilities, leaves us vulnerable to increases in interest rates to the extent the borrowings are not subject to an interest rate swap agreement;

•	limits our ability to obtain additional financing for working capital or general corporate purposes, increase the risk that we will need to sell securities or assets, possibly on unfavorable terms, or take other unfavorable actions to meet payment obligations; and/or

•	increases the risk that we will not meet the financial covenants contained in our current or future debt agreements or timely make all required debt payments.

Our ability to make cash payments on and to refinance our indebtedness will depend on our ability to generate significant operating cash flow in the future. This ability is, to a significant extent, subject to general economic, financial, competitive and other factors that will be beyond our control. If we are unable to generate sufficient cash flow from operations to enable us to pay our indebtedness or to fund our other liquidity needs (such as payments under our transition services agreement as described in greater detail below), we may need to refinance all or a portion of our indebtedness, on or before maturity. We may not be able to refinance any indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets, seeking additional equity or reducing or delaying strategic acquisitions and investments. Any such action, if necessary, may not be effected on commercially reasonable terms or at all. The instruments governing our indebtedness will restrict our ability to sell assets and our use of the proceeds from such sales.

In addition, if our Receivables Facility is terminated without a replacement on substantially similar terms, we may experience material and adverse economic losses due to the loss of such factoring arrangement and the impact of such loss on our liquidity, which could have a material and adverse effect upon our financial condition, results of operations and cash flows.

The agreements that will govern our indebtedness, including the indebtedness used to finance the Acquisition, limit our operational flexibility. Furthermore, if we default on our obligations under such agreements, our operations may be interrupted and our business and financial results could be adversely affected.

The Credit Agreements restrict our ability to, among other things: incur indebtedness; create liens; consolidate, merge, liquidate or dissolve; sell, lease or otherwise transfer any assets; substantially change the nature of the business; make investments or acquisitions; pay dividends; enter into transactions with affiliates; amend material documents; and prepay indebtedness. Such agreements will also require us to comply with various financial maintenance covenants. In addition, substantially all of our assets, including our trademarks, secure our obligations under such agreements.

Any failure by us to comply with the various covenants contained in our debt agreements could have material adverse consequences. Such noncompliance may result in our inability to borrow under such agreements, which we utilize to access our working capital, and as a result may adversely affect our ability to finance our operations or pursue any expansion plans. An event of default under such agreements could also result in the acceleration of all of our indebtedness. If the financing under our material indebtedness becomes due and payable, we may be required to refinance, restructure, or otherwise amend some or all of such obligations, sell assets, or raise additional cash through the sale of our equity. We cannot make any assurances that we would be able to obtain such refinancing in a timely manner, on favorable terms or at all, or that such restructuring activities, sales of assets, or issuances of equity can be accomplished or, if accomplished, would raise sufficient funds to meet these obligations. Additionally, upon the occurrence of an “event of default” under such agreements, all of our assets could be subject to liquidation by the creditors, which liquidation could result in no assets being left for our stockholders until the creditors receive their required payment.

The failure to maintain our license agreements could cause us to lose significant revenues and have a material adverse effect on our results of operations.

We are dependent on sales of licensed products for a substantial portion of our revenues. Under many of the license agreements acquired in the Acquisition, we are generally required to achieve specified minimum net sales, make specified royalty and advertising payments and receive prior approval of the licensor as to all design and other elements of a product prior to production. These license agreements also may restrict our ability to enter into other license agreements for competing products or acquire businesses that produce competing products without the consent of the licensor. If we do not satisfy any of these requirements or receive approval with respect to a restricted transaction, a licensor usually has the right to terminate our license. Even if a licensor does not terminate our license, the failure to achieve net sales sufficient to cover our required minimum royalty payments could have a material adverse effect on our results of operations. Even if we comply with all the terms of a license agreement, we cannot be sure that we will be able to renew an agreement when it expires even if we desire to do so. The failure to maintain or renew our license agreements could cause us to lose significant revenue and have a material adverse effect on our results of operations.

Our success will be dependent on the strategies and reputation of our licensors.

We offer our products on a multiple brand, multiple channel and multiple price point basis. As a part of this strategy, we may license the names and brands of numerous recognized companies, designers and celebrities. In entering into these license agreements, our products may be targeted towards particular market segments based on consumer demographics, design, suggested pricing and channel of distribution. If any of our licensors decides to “reposition” its products under the brands we license from them, introduce similar products under similar brand names or otherwise change the parameters of design, pricing, distribution, target market or competitive set, we could experience a significant downturn in that brand’s business, adversely affecting our sales and profitability. In addition, as licensed products may be personally associated with designers or celebrities, our sales of those products could be materially and adversely affected if any of those individuals’ images, reputations or popularity were to be negatively impacted.

If we are unable to timely and appropriately respond to changing consumer demand, the value and images of our licensed or owned brands may be impaired.

If we are unable to timely and appropriately respond to changing consumer demand, the value and images of our licensed or owned brands may be impaired. Even if we react appropriately to changes in consumer preferences, consumers may consider our brands’ images to be outdated or associate our brands with styles that are no longer popular. In addition, brand value is based in part on consumer perceptions on a variety of qualities, including merchandise quality and corporate integrity. Negative claims or publicity regarding us, our brands or our products could adversely affect our reputation and sales regardless of whether such claims are accurate. Social media, which accelerates the dissemination of information, can increase the challenges of responding to negative claims. In the past, many apparel companies have experienced periods of rapid growth in sales and earnings followed by periods of declining sales and losses. Our businesses may be similarly affected in the future.

If our customers change their buying patterns, request additional allowances, develop their own private label brands or enter into agreements with national brand manufacturers to sell their products on an exclusive basis, our sales to these customers could be materially adversely affected.

Our customers’ buying patterns, as well as the need to provide additional allowances to customers, could have a material adverse effect on our business, results of operations and financial condition. Customers’ strategic initiatives, including developing their own private label brands, selling national brands on an exclusive basis or reducing the number of vendors they purchase from, could also impact our sales to these customers.

A decision by any of our major customers to decrease significantly the amount of merchandise purchased from us or our licensing or other partners, or to change their manner of doing business with us or our licensing or other partners, could substantially reduce our revenue and materially adversely affect our profitability.

The five largest wholesale customers of the Business accounted for approximately 45% of its wholesale revenue as of the twelve months ended March 31, 2018, and those five largest wholesale customers may compromise a significant part of the Company’s net sales on an ongoing basis. Consolidation in the retail industry could increase the concentration of sales to the largest customers of the Business. The Business generally does not have long-term agreements with any customers, and purchases generally occur on an order-by-order basis that may be subject to cancellation or rescheduling by the customer. A decision by any of our major customers, whether motivated by marketing strategy, competitive conditions, financial difficulties or otherwise, to decrease significantly the amount of merchandise purchased from us or our licensing or other partners, or to change their manner of doing business with us or our licensing or other partners, could substantially reduce our revenue and materially adversely affect our profitability. During the past several years, the retail industry has experienced a great deal of consolidation and other ownership changes, as well as management changes and store closing programs, and we expect such changes to be ongoing. In addition, store closings by our customers, such as those described above, decrease the number of stores carrying our products, while the remaining stores may purchase a smaller amount of our products and may reduce the retail floor space designated for our brands. In the future, retailers may further consolidate, undergo restructurings or reorganizations, realign their affiliations or reposition their stores’ target markets or marketing strategies. Any of these types of actions could decrease the number of stores that carry our products or increase the ownership concentration within the retail industry. These changes could decrease our opportunities in the market, increase our reliance on a smaller number of large customers and decrease our negotiating strength with our customers. These factors could have a material adverse effect on our financial condition and results of operations.

We rely on the revenue generated by our key licensees, and the loss of one of our large licensees could adversely affect our business.

Any adverse change in our relationship with our largest licensees or in the reputation of licensees, would have a material adverse effect on our results of operations.

If we miscalculate the market for our products, we may end up with significant excess inventories for some products and missed opportunities for others.

With respect to the Business, we expect to produce products to hold in inventory in order to meet customers’ delivery requirements and to be able to quickly fulfill reorders. If we misjudge the market for these products, we may be faced with significant excess inventories for some products and missed opportunities for others. In addition, weak sales and resulting markdown requests from customers could have a material adverse effect on our results of operations.

The licensee market is competitive, and there is no guarantee we can obtain future licenses at all or upon terms favorable to us.

The licensee market is competitive, and there is no guarantee licensors will grant us licenses or upon terms favorable to us. Failure to obtain future licenses could limit our growth strategy. Failure to obtain licenses on terms favorable to us could have a material adverse effect on our results of operations. Also, licensors could decide not to grant licenses and instead to produce their own products and compete directly with us. As a result, our business and results of operations could be materially adversely affected.

Acquisitions of new licenses and brands may not be successful in achieving the intended benefits.

Our plans for future growth include potentially acquiring new licenses and/or brands. Our ability to acquire such new licenses or brands in the future, subject to certain limited exceptions, will require consent of our lenders under our debt financings. Prior to completing any such acquisition, our management team identifies the potential business opportunity and potential effect on our financial statements but, due to legal and business limitations, we may not have access to all necessary information. The process to integrate new brands and licenses into our business may be complex, costly and time-consuming, and if the acquisition does not provide the anticipated sales, our results of operations could be materially adversely affected.

The Business is dependent on third parties to source and manufacture products and any disruption in relationships with these parties or in their businesses may materially adversely affect our business.

The Business relies upon independent third parties for the manufacturing of its apparel and accessories products. The Company intends to enter into a supply agreement with Li & Fung (Trading) Limited and/or one or more of its affiliates (“Li & Fung”) to continue to source products sold by the Business. Currently, the Company relies on Li & Fung to source products sold by the Business.

The failure to ship products to us in a timely manner or to meet required quality standards could cause us to miss the delivery date requirements of our customers for those products. As a result, customers could cancel their orders, refuse to accept deliveries or demand reduced prices. Any of these actions taken by our customers could have a material adverse effect on our revenue and, consequently, our results of operations. We use third party buying offices for a portion of our product sourcing. Any interruption in the operations of these buying offices, or the failure of these buying offices to perform effectively their services for us, could result in material delays, reductions of shipments and increased costs. Furthermore, such events could harm our wholesale and retail relationships. Any disruption in our relationships with these buying offices or in their businesses could have a material adverse effect on our cash flows, business, financial condition and results of operations.

Although no single supplier or country is expected to be critical to production needs, any of the following could materially and adversely affect our ability to produce or deliver products and, as a result, have a material adverse effect on our business, financial condition and results of operations:

•	political or labor instability or military conflict involving any of the countries in which we, our contractors, or our suppliers operate, which could cause a delay in the transportation of our products and raw materials to us and an increase in transportation costs;

•	heightened terrorism security concerns, which could subject imported or exported goods to additional, more frequent or more thorough inspections, leading to delays in deliveries or impoundments of goods for extended periods or could result in decreased scrutiny by customs officials for counterfeit goods, leading to lost sales, increased costs for our anti-counterfeiting measures and damage to the reputation of our brands;

•	a significant decrease in availability or increase in cost of raw materials or the inability to use raw materials produced in a country that is a major provider due to political, human rights, labor, environmental, animal cruelty or other concerns;

•	a significant decrease in factory and shipping capacity or increase in demand for such capacity;

•	a significant increase in wage and shipping costs;

•	natural disasters, which could result in closed factories and scarcity of raw materials;

•	disease epidemics and health-related concerns, which could result in closed factories, reduced workforces, scarcity of raw materials and scrutiny or embargoing of goods produced in infected areas;

•	migration and development of manufacturers, which could affect where our products are or are planned to be produced;

•	imposition of regulations, quotas and safeguards relating to imports and our ability to adjust timely to changes in trade regulations, which, among other things, could limit our ability to produce products in cost-effective countries that have the labor and expertise needed;

•	imposition of duties, taxes and other charges on imports; and

•	restrictions on transfers of funds out of countries where our foreign licensees are located.

The Company’s inability to procure similar services being contracted for under a transition services agreement may adversely impact the Company’s ability to integrate the Business and/or operate its business.

GBG, through various of its affiliates and third parties, currently provides a number of critical services to the Business, such as information technology services, legal compliance, financial reporting, payroll, HR benefits, shared real estate and logistics support though a transition services agreement with the Company. There is no assurance, however, that upon termination or expiration of the transition services agreement, these services will be sustained at the same levels as they were when the Business received such services from GBG’s affiliates and other third parties or that the Company will obtain the same benefits, even if such services are then provided by such parties.  The Company may not be able to replace services and arrangements in a timely manner or on terms and conditions, including cost, as favorable as those the Business previously received. Certain of these agreements between the Business and GBG and/or its affiliates previously entered into were entered into in the context of a related party or parent/subsidiary relationship, and the Company may have to pay higher prices for similar services from other unaffiliated third parties in the future.  Moreover, if the Company is required to establish its own information technology services, legal compliance, financial reporting, payroll, HR benefits, shared real estate and logistics support functions or integrate them with any such functions provided by the Company, it may not be able to establish or integrate such functions in a timely, efficient or cost-effective manner and, as a result, its business operations may be adversely impacted.

Our success is largely dependent on the continued service of our key personnel.

The Company’s success is largely dependent upon the continued service of our key personnel, including personnel acquired in the Acquisition.  Turnover at the senior management level may create instability within the Company and our employees may terminate their employment, which could further impede our ability to maintain day to day operations. Such instability could also impede our ability to fully implement our business plan, which would harm our business and prospects.

Ownership of our common stock is concentrated among affiliates of Tengram Capital Partners, GSO Capital Partners LP and certain other large holders, which substantially reduces the ability of other stockholders to influence management, including through the election of directors, and may result in decisions that do not always coincide with the interests of other stockholders.

As of October 29, 2018, based upon the Amendment No. 4 to Schedule 13D dated October 29, 2018, and based upon the Private Placement, the largest beneficial owners of our common stock— funds managed by GSO Capital Partners LP and Blackstone Tactical Opportunities Advisors L.L.C. (together, the "GSO Affiliates") and the Tengram Affiliates—beneficially own in the aggregate a majority of our common stock and voting power. This includes, in addition to shares of common stock owned outright by various GSO Affiliates and Tengram Affiliates shares of common stock issuable upon exercise of the SWIMS Warrant held by Tengram II. Our Amended and Restated Bylaws (the “Bylaws”) permit any action required or permitted to be taken by stockholders at a meeting to be effected by written consent.

Our largest shareholders, and particularly the GSO Affiliates and the Tengram Affiliates, are thus in a position to exert significant control over us and have the ability to substantially influence all matters submitted to our stockholders for approval, including the election and removal of directors, any merger, consolidation or sale of all or substantially all of our assets, an increase in the number of shares authorized for issuance under our stock option plans, and to exert significant control over our management and affairs. This concentration of beneficial ownership may have the effect of delaying, deferring or preventing a change in or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of our business, even if such a transaction would be beneficial to other stockholders. Additionally, the GSO Affiliates hold our Convertible Notes and are lenders under our Second Lien Credit Facility, and their interests as a lender may differ from your interests as a shareholder.

If significant tariffs or other restrictions are imposed on imports of goods made in China or any related counter-measures are taken by China, our revenue and results of operations may be materially harmed.

If significant tariffs or other restrictions are placed on Chinese imports or any related counter-measures are taken by China, our revenue and results of operations may be materially harmed. Alternatively, we may seek to shift production outside of China, which may result in significant costs and disruption to our operations.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this Form 8-K involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. All statements in this Form 8-K that are not purely historical facts are forward-looking statements, including statements containing the words “may,” “will,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “believe,” “plan,” “project,” “will be,” “will continue,” “will likely result” or similar expressions. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to: the impact of the Acquisition on the Company’s stock price; the anticipated benefits of the Acquisition on its financial results, business performance and product offerings, the Company’s ability to successfully integrate the Business and realize cost savings and any other synergies; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the Company expects; the risk of intense competition in the denim and premium lifestyle apparel industries; the risk that the Company’s substantial indebtedness could adversely affect the Company’s financial performance and impact the Company’s ability to service its indebtedness; the risks associated with the Company’s foreign sourcing of its products and the implementation of foreign production for Hudson’s products, including in light of potential changes in international trade relations brought on by the current U.S. presidential administration; risks associated with the Company’s third-party distribution system; continued acceptance of our product, product demand, competition, capital adequacy, general economic conditions and the potential inability to raise additional capital if required; the risk that the Company will be unsuccessful in gauging fashion trends and changing customer preferences; the risk that changes in general economic conditions, consumer confidence, or consumer spending patterns, including consumer demand for denim and premium lifestyle apparel, will have a negative impact on the Company’s financial performance or strategies and the Company’s ability to generate cash flows from its operations to service its indebtedness; the highly competitive nature of the Company’s business in the United States and internationally and its dependence on consumer spending patterns, which are influenced by numerous other factors; the Company’s ability to respond to the business environment and fashion trends; continued acceptance of the Company’s brands in the marketplace; risks related to the Company’s reliance on a small number of large customers; risks related to the Company’s ability to implement successfully any growth or strategic plans; risks related to the Company’s ability to manage the Company’s inventory effectively; the risk of cyber-attacks and other system risks; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of the Company’s operations or new acquisitions; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of its operations or new acquisitions; risks related to the Company’s pledge of all its tangible and intangible assets as collateral under its financing agreements; risks related to the Company’s ability to generate positive cash flow from operations; risks related to a possible oversupply of denim in the marketplace; and other risks. The Company discusses certain of these factors more fully in its additional filings with the Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent quarterly reports on Form 10-Q filed with the SEC, and this Form 8-K should be read in conjunction with those reports, together with all of the Company’s other filings, including other current reports on Form 8-K, through the date of this Form 8-K. The Company urges you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this Form 8-K.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Since the Company operates in a rapidly changing environment, new risk factors can arise and it is not possible for the Company’s management to predict all such risk factors, nor can the Company’s management assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The Company’s future results, performance or achievements could differ materially from those expressed or implied in these forward-looking statements. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
10.1	Differential Brands Group Inc. 2016 Stock Incentive Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 10, 2016).**

10.2	Amendment to the Differential Brands Group Inc. 2016 Stock Incentive Compensation Plan, dated October 29, 2018.**

14	Code of Business Conduct and Ethics of Centric Brands Inc.

*      The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

**   Management contract and/or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTRIC BRANDS INC.

Date: November 2, 2018	By:	/s/ Bob Ross
Name: Bob Ross
Title: Chief Financial Officer